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                                                                    EXHIBIT 10.9


                                  AMENDMENT NO. 1


This amendement No. 1 to the R&D and License Agreement dated February 7, 1997 (hereinafter "the Agreement" is made this 25th November 1998.

BY AND BETWEEN

     PEPTIDE THERAPEUTICS LIMITED, having a place of business at 321 Cambridge Science Park, Milton Road, Cambridge CB4 4W6, United Kingdom (hereinafter "PTL")

AND

     SMITHKLINE BEECHAM PLC having a place of business at New Horizons Court. Great West Road, Brentford, Middlesex TW8 9EP, United Kingdom (hereinafter "SB")

WHEREAS parties desire to extend the Research Program (as defined in the Agreement) by an additional []* period and to incorporate such change into the Agreement.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.   DEFINITIONS

     The definitions set forth in Section 1 of the Agreement shall apply to this Amendment N degree 1.

2.   RESEARCH PROGRAM

     2.1  The Research Program shall be extended by an additional []* and
          Section 2.01 first sentence of the Agreement shall be amended as follows:

          "Subject to Sections 2.02 and 2.03 hereunder, the parties shall undertake a []* collaborative research program starting from the
          Effective Date (hereinafter "Research Program") (......./......).

     2.2 The extension of the Research Program hereunder shall not be considered as an execution of SP's option under Section 2.03 of the Agreement to start the Extended Research Program.

          In Section 2.03 of the Agreement, the words "on the second anniversary of the Effective Date" shall read "at the expiration of the Research Program".

     2.3  The extension of the Research Program pursuant to Section 2.1 of this

          Amendment N degree 1 shall not affect the obligations in terms of resources as set forth in article 2.01 of the Agreement and for the avoidance of doubt SB Bio shall not be obliged to make available additional resources during the []* extension period of the Research Program.

3.   All other provisions of the Agreement shall remain unchanged.


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* This portion of the Exhibit has been omitted pursuant to a request for
Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The Complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.


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     IN WITNESS WHEREOF the parties through their authorised officers have executed this Amendment N degree 1 as of the date first written above.


           PEPTIDE THERAPEUTICS LIMITED           SMITHKLINE BEECHAM PIC



By:        /s/ N.A. Higgins             By:       /s/ [ILLEGIBLE SIGNATURE]
           ---------------------                  ---------------------------
Name:      N.A. Higgins                 Name:     President & General Manager
           ---------------------
Function:  Commercial Director          Function: President & General Manager
           ---------------------                  ---------------------------

Date:      2/12/98                      Date:     3/12/98
           ---------------------                  ---------------------------